EXHIBIT 10.27(b)

                  Supplemental Agreement No. 2

                               to

                   Purchase Agreement No. 2061

                             between

                       The Boeing Company

                               and

                   Continental Airlines, Inc.

              Relating to Boeing Model 777 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of July 30, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and CONTINENTAL AIRLINES, INC., a Delaware corporation with its principal office in Houston, Texas (Customer);

     WHEREAS, the parties hereto entered into Purchase Agreement
No. 2061 dated October 10, 1997, (the Purchase Agreement) relating to Boeing Model 777-200IGW aircraft, (the Aircraft); and

     WHEREAS, Boeing and Customer have mutually agreed to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT] and

     WHEREAS, Customer has accepted a proposal for [CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL
TREATMENT] and

     WHEREAS, Boeing and Customer have mutually agreed to amend the Purchase Agreement to incorporate the effect of these and certain other changes;

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Table of Contents:

     Remove and replace, in its entirety, the "Table of Contents", with the "Table of Contents" attached hereto, to reflect the changes made by this Supplemental Agreement No. 2.

2.   Table 1

     Remove and replace, in its entirety, "Table 1", with the "Table 1" attached hereto, to reflect the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.   Letter Agreements:

     Remove and replace, in its entirety, Letter Agreement 2061-1, "777-200IGW Option Aircraft" with Letter Agreement 2061-1R1, "777-200IGW Option Aircraft" attached hereto, to reflect [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                 CONTINENTAL AIRLINES, INC.



By:  /s/ John A. McGarvey          By:  /s/ Brian Davis


Its:    Attorney-In-Fact           Its:  Vice President

                       TABLE OF CONTENTS

ARTICLES                                                  Revised
                                                            By

   1.         Quantity, Model and Description

   2.         Delivery Schedule

   3.         Price

   4.         Payment

   5.         Miscellaneous


TABLE

   1.         Aircraft Information Table                  SA No. 2

EXHIBIT

   A.         Aircraft Configuration

   B.         Aircraft Delivery Requirements
                and Responsibilities

SUPPLEMENTAL EXHIBITS

   BFE1.      BFE Variables

   CS1.       Customer Support Variables

   EE1.       Engine Escalation/Engine Warranty
                and Patent Indemnity

   SLP1.      Service Life Policy Components

LETTER AGREEMENTS

   2061-1     Option Aircraft                             SA No. 2

   2061-2     Demonstration Flights

   2061-3     Installation of Cabin Systems Equipment

   2061-4     Spares Initial Provisioning

   2061-5     Flight Crew Training Spares

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

                       TABLE OF CONTENTS


CONFIDENTIAL LETTER AGREEMENTS:                   Revised By:

6-1161-GOC-087      Aircraft Performance Guarantees

6-1162-GOC-088      Promotion Support

6-1162-GOC-089      Special Matters

6-1162-GOC-172      Additional Matters            SA No. 1


SUPPLEMENTAL AGREEMENTS

Supplemental Agreement No. 1                      December 18, 1997

Supplemental Agreement No. 2                      July 30, 1998

                            Table 1
                   to Purchase Agreement 2061
   Aircraft Delivery, Description, Price and Advance Payments


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

July   , 1998
2061-1R1



Continental Airlines, Inc.
2929 Allen Parkway
Houston, Texas  77019

Subject:     Option Aircraft

Reference:   Purchase Agreement No. 2061 (the Purchase Agreement)
             between The Boeing Company (Boeing) and Continental
             Airlines, Inc. (Customer) relating to Model 777-200IGW aircraft (the Aircraft)


Ladies and Gentlemen:

This Letter Agreement amends and supplements the Purchase
Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter
Agreement supersedes and replaces in its entirety Letter Agreement 2061-1 dated October 10, 1997.

Boeing agrees to manufacture and sell to Customer additional Model 777-200IGW aircraft as Option Aircraft. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule are listed in the Attachment to this Letter Agreement (the Attachment).

1.    Aircraft Description and Changes

      1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in the Attachment.

      1.2 Changes: The Detail Specification will be revised to include:

             (i) Changes applicable to the basic Model 777 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;
             (ii)    Changes required to obtain required
                     regulatory certificates; and
             (iii)   Changes mutually agreed upon.

2.    Price

      2.1 The pricing elements of the Option Aircraft are listed in the Attachment.

      2.2    Price Adjustments.

      2.2.1 Optional Features. The Optional Feature Prices for the Option Aircraft will be adjusted to Boeing's current prices as of the date of execution of the definitive agreement for the Option Aircraft.

      2.2.2  Escalation Adjustments.  The Airframe Price and the
Optional Features Prices for Option Aircraft delivering before
January 2003, will be escalated on the same basis as the Aircraft.

The engine manufacturer's current escalation provisions, listed in Exhibit Supplement EE1 to the Purchase Agreement, have been estimated to the months of scheduled delivery using commercial forecasts to calculate the Advance Payment Base Price listed in the Attachment to this Letter Agreement. The engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft.

      2.2.3 Base Price Adjustments. The Airframe Price and the Engine Price of the Option Aircraft delivering before January, 2003, will be adjusted to Boeing's and the engine manufacturer's then current prices as of the date of execution of the definitive agreement for the Option Aircraft.

      2.2.4 Prices for Long Lead Time Aircraft. Boeing and the engine manufacturer have not established prices and escalation provisions for Model 777-200IGW aircraft and engines for delivery in the year 2003 and after. When prices and the pricing bases are established for the Model 777-200IGW aircraft delivering in the year 2003 and after, the information listed in the Attachment will be appropriately amended.

3.    Payment.

      3.1 Customer will pay a deposit to Boeing in the amount shown in the Attachment for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.

      3.2 Following option exercise, advance payments in the amounts and at the times listed in the Attachment will be payable for the Option Aircraft.

The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.

4.   Option Exercise.


Customer may exercise an option by giving written notice to Boeing on or before the date [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first business day of the applicable delivery month listed in the Attachment (Option Exercise Date).

5.    Contract Terms.

      Boeing and Customer will use their best efforts to reach a definitive agreement for the purchase of an Option Aircraft, including the terms and conditions contained in this Letter Agreement, in the Purchase Agreement, and other terms and conditions as may be agreed upon to add the Option Aircraft to the Purchase Agreement as an Aircraft. In the event the parties have not entered into a definitive agreement within 30 days following option exercise, either party may terminate the purchase of such Option Aircraft by giving written notice to the other within 5 days. If Customer and Boeing fail to enter into such definitive agreement, Boeing will retain the Deposit for that Option Aircraft unless failure is attributable to Boeing's fault, in which case the Deposit shall be promptly returned to Customer without interest.

Very truly yours,

THE BOEING COMPANY

THE BOEING COMPANY

By  /s/ D. M. Hurt

Its  Attorney-in-Fact


ACCEPTED AND AGREED TO this

Date: July 30, 1998

CONTINENTAL AIRLINES, INC.,

By  /s/ Brian Davis

Its   Vice President

Attachment

                         Attachment to
                    Letter Agreement 2061-1R1
Option Aircraft Delivery, Description, Price and Advance Payments


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]